EXECUTION COPY

GUARANTY

THIS GUARANTY, made March 31, 2009 by BONDS.COM HOLDINGS, INC., a Delaware corporation with a principal place of business located at 1515 South Federal Highway, Suite 212, Boca Raton, Florida 33432 (the “Guarantor”), in favor of MBRO CAPITAL, LLC, a Connecticut limited liability company with a principal place of business located at 991 Ponus Ridge, New Canaan, Connecticut 06840 (the "Lender").

Recitals

A.           The Lender extended to Bonds.com Group, Inc., a Delaware corporation (the "Borrower") a $1,000,000 commercial term loan facility (the "Loan") pursuant to the terms of the $1,000,000 Commercial Term Promissory Note of this date (the "Note") from the Borrower to the Lender and the Commercial Term Loan Agreement of this date between the Borrower and the Lender (the “Loan Agreement”) (the Note, the Loan Agreement and all other documents executed in connection therewith are collectively referred to as the “Loan Documents”).

B.           The Guarantor is a wholly-owned subsidiary of the Borrower and will receive direct financial benefit by reason of the Loan.

C.           The Lender has requested and the Guarantor has agreed to unconditionally guaranty to the Lender the repayment and performance of all indebtedness, liabilities and obligations of the Borrower to the Lender including, but not limited to, the liabilities and obligations arising under the Note and all other Loan Documents executed in connection therewith.

Agreement

In consideration of the Recitals, which are incorporated by reference and the representations, covenants and warranties contained herein, the parties intending to be bound legally, agree as follows:

1.           Guaranty.  The Guarantor unconditionally guaranties the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower to the Lender whether now or hereafter existing including, but not limited to, the obligations of the Borrower under the Note and under any amendment, modification, renewal, extension, substitution or replacement thereof or thereto, whether for principal, interest, fees, expenses or otherwise and any and all expenses incurred by the Lender in enforcing any rights under this Guaranty (such obligations being referred to collectively as the "Obligations").

2.           Guaranty Absolute.  (a) The Guarantor guaranties that the Obligations will be paid strictly in accordance with the terms of the Note regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.  The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i)            any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

(ii)            any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Note;

(iii)           any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or

(iv)            any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Obligations or the Guarantor in respect of this Guaranty.

(b)           This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

3.           Waiver.  The Guarantor waives promptness, diligence, notice of acceptance, notice of presentment, demand or protest and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Lender exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

4.           Subrogation; Contribution.  The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full.  If any amount shall be paid by the Guarantor on account of such subrogation rights or by way of contribution or indemnification at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Note.  If the Guarantor shall make payment to the Lender of all or any part of the Obligations and all the Obligations shall be paid in full, the Lender will execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

5.           Representations and Warranties.  The Guarantor represents and warrants to the Lender as follows:

(a)           The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state indicated at the beginning of this Guaranty.

(b)           The Guarantor is qualified as a foreign corporation in each state in which the character of its properties or the nature of its business requires.

(c)           The execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate actions and does not and will not:

(i)           contravene the Guarantor’s Certificate of Incorporation or By-Laws;

(ii)           violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor;

(iii)           result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Guarantor is a party or by which it or its respective properties may be bound or affected;

(iv)           result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than arising under any document delivered to the Lender in connection herewith) upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor; and the Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument; or

(v)           with respect to the execution and delivery of this Guaranty, render the Guarantor insolvent.  For purposes hereof, “insolvent” means the failure of the Guarantor to pay its debts as they become due.

(d)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

(e)           This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

(f)           The Guarantor is presently solvent.  For purposes hereof, “solvent” means that the Guarantor is able to pay its debts as they become due.

(g)           Except as set forth in Schedule 5(e) to the Loan Agreement, there is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator which may materially and adversely affect the financial condition of the Guarantor.

(h)           The Guarantor has filed all tax returns or has an approved extension (federal, state and local) required to be filed and has paid all taxes shown thereon to be due, including interest and penalties.

(i)           There is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator which may materially and adversely affect the financial condition or operations of the Guarantor.

(j)           No information, exhibit or report furnished by the Guarantor to the Lender in connection with the negotiation of this Guaranty, or any other Loan Documents contains or contained any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not misleading.

6.           Reporting Requirements.  Subject to the terms of a confidentiality agreement to be entered into between the Lender and the Guarantor, so long as any part of the Obligations shall remain unpaid, the Guarantor shall furnish to the Lender:

(a)           promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Guarantor;

(b)           promptly upon becoming aware of any default, or any occurrence but for the giving of notice or the passage of time would constitute an Event of Default, the Guarantor shall notify the Lender thereof in writing; and

(c)           such other information respecting the condition or operations, financial, business or otherwise, of the Guarantor as the Lender may from time to time reasonably request.

7.           Continuing Guaranty; Transfer of Note.  This Guaranty is a continuing guaranty and shall:

(a)           remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty;

(b)           be binding upon the Guarantor, its successors and assigns; and

(c)           inure to the benefit of and be enforceable by the Lender, and its respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer the Note or any of the Obligations held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise.

8.           Amendments.  No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and the Guarantor.

9.           Addresses for Notices. Any notice provided for under this Agreement shall be in writing and shall be effective upon receipt or upon failure of the addressee to accept delivery if and when mailed by registered or certified mail, postage prepaid, or express parcel service, addressed to such party at such address.  Any party and any representative designated below may, by notice to the other in the manner provided herein, change its address for receiving such notices.  All notices and consents on behalf of any party hereto shall be signed by such party and shall be sent:

If to the Guarantor:

Bonds.com Holdings, Inc.
1515 South Federal Highway
Suite 212
Boca Raton, Florida 33432
Attention:  Chief Executive Officer

With a copy to:

Rele & Becker
555 Eighth Avenue
Suite 1703
New York, New York 10018
Attention:  David M. Becker, Esq.

If to the Lender:

MBRO Capital, LLC
991 Ponus Ridge
New Canaan, Connecticut  06840
Attention:  William P. Mahoney

With a copy to:

Diserio Martin O’Connor & Castiglioni LLP
One Atlantic Street
Stamford, Connecticut  06901
Attention:  Kevin T. Katske, Esq.

           10.           Severability.  If any clause or provision of this Guaranty is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Guaranty will not be affected thereby.  It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof, a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

11.           Right of Set-Off.  The Lender shall have a lien on the balances of the Guarantor now or hereafter on deposit with or held as custodian by the Lender and the Lender shall have full authority to set off such balances against the indebtedness evidenced by this note or any other Obligation of the Guarantor, and may at any time, without notice to the extent permitted by law, apply the same to the indebtedness evidenced by this guaranty or such other Obligations, whether due or not.

12.           Headings.  Section headings are for convenience of reference only, and shall not affect the interpretation or meaning of any provision of this Guaranty.

13.           Entire Agreement.  This Guaranty constitutes the entire agreement between the parties, and supersedes all prior discussions and negotiations relating to the subject matter hereof.  The terms of this Guaranty cannot be changed or terminated orally, and shall be deemed effective as of the date accepted by the Lender by its duly authorized officer.  This Guaranty may not be amended or terminated except by a writing signed by the party against whom enforcement thereof is sought.

14.           Successors and Assigns.  This Guaranty shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Guarantor shall not assign this Guaranty, or any related document, or any of its rights without the prior written consent of the Lender.

15.           Failure or Delay not a Waiver.  No delay or omission by the Lender to exercise any right hereunder shall impair any such right, and any such delay or omission shall not be construed to be a waiver thereof.  A waiver of any single breach of default hereunder shall not be deemed a waiver of any other breach or default.  Any waiver, amendment to, consent or approval under this Guaranty by the Lender must be in writing to be effective and must be signed by the Lender.

16.           Governing Law; Consent to Jurisdiction.  This Guaranty shall be governed by and construed in accordance with the laws of the State of Connecticut.  The Guarantor agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the State of Connecticut or the courts of the United States located in Connecticut.  The Guarantor expressly submits and consents in advance to such jurisdiction in any action or proceeding.

17.           Other Guarantors.  The Guarantor acknowledges that other individuals or entities may also guaranty the liabilities of the Borrower (the “Other Guarantors”) and that it is unconditionally delivering this Guaranty to the Lender.  The Guarantor further acknowledges that the failure of any of the Other Guarantors to execute and deliver their respective guaranties or the discharge of any of the Other Guarantors of their respective guarantied obligations shall not discharge the liability of the Guarantor.

18.           Prejudgment Remedy Waiver.  THE GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY IS A PART OF A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER, WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST WITH RESPECT TO THIS GUARANTY.  THE GUARANTOR ALSO WAIVES THE RIGHT TO ASSERT IN ANY, SUIT, ACTION OR PROCEEDING WITH REGARD TO THIS GUARANTY, ANY OFF-SETS OR COUNTERCLAIMS WHICH THE GUARANTOR MAY HAVE, EXCEPT COMPULSORY COUNTERCLAIMS.  THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

19.           Jury Trial Waiver.  THE GUARANTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER WRITTEN OR VERBAL) OR ANY ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS GUARANTY AND MAKE THE LOAN. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

[Signature page follows]

IN WITNESS WHEREOF, the Guarantor executed this Guaranty to be effective on March 31, 2009.

Signed in the presence of:
BONDS.COM HOLDINGS, INC.

By:	/S/ John J. Barry IV
Name: John J. Barry IV
Title: Chief Executive Officer

STATE OF ________________ )
                                                          )                                ss:
COUNTY OF _____________  )

On this the ___ day of March, 2009, before me, the undersigned officer, personally appeared _____________________ who acknowledged himself to be the ______________ of Bonds.com Holdings, Inc., a corporation, and that he, as such ______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his free act and deed individually and as such officer and the free act and deed of the corporation.

IN WITNESS WHEREOF, I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My Commission Expires: